Phoenix Multi-Portfolio Fund

                        Supplement dated April 4, 1997 to
                         Prospectus dated April 1, 1997

Effective as of the close of regular trading on the New York Stock Exchange on April 4, 1997, and until otherwise determined, the Endowment Equity Portfolio will not accept new investment accounts or additional investments.